                                                                     EXHIBIT 3.1

                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                        SPEECHWORKS INTERNATIONAL, INC.

     SpeechWorks International, Inc. (the "Corporation"), a Delaware corporation, hereby certifies as follows:

     1. The name of the Corporation is SpeechWorks International, Inc. The original name of the corporation was Applied Language Technologies, Inc. and the date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of Delaware was July 24, 1995.

     2. This Restated Certificate of Incorporation (the "Certificate of Incorporation") amends, restates and integrates the provisions of the Certificate of Incorporation, as heretofore amended or supplemented, of said Corporation and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware pursuant to a resolution adopted by the Board of Directors of the Corporation and by the written consent of the holders of at least a majority of the outstanding shares of the Common Stock and the holders of at least two-thirds of the outstanding shares of each series of Preferred Stock in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     3. The text of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

     FIRST:  The name of the Corporation is:

             SPEECHWORKS INTERNATIONAL, INC.

     SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle and the name of the registered agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 31,375,592 shares, $.00l par value, which shall consist of two classes of stock as follows:

     Common Stock, $.00l par value            22,000,000 shares
           ("Common Stock")

     Preferred Stock, $.00l par value                                 9,375,592 shares

     The Preferred Stock shall consist of four series as follows:

     Series A Convertible Participating Preferred Stock               2,475,000 shares
          ("Series A Convertible Participating
          Preferred Stock")

     Series B Convertible Preferred Stock                             2,474,500 shares
          ("Series B Convertible Preferred Stock")

     Series C Convertible Preferred Stock                             1,626,092 shares
          ("Series C Convertible Preferred Stock")

     Series D Convertible Preferred Stock                             2,800,000 shares
          ("Series D Convertible Preferred Stock")

________________________________________________________________________________

     The Series A Convertible Participating Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock are collectively referred to herein as the "Preferred Stock."

     The rights, preferences, privileges and restrictions granted to and imposed upon the various classes and series of stock of the Corporation are as follows:

A.   COMMON STOCK
     ------------

          i.   Voting Rights.  Except as otherwise required by law or this
               -------------
          Certificate of Incorporation, on all matters to be voted on by stockholders of the Corporation each holder of Common Stock shall have one vote in respect of each share of Common Stock held of record by such holder on the books of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together as a single class with holders of Preferred Stock having voting rights, subject to any special or preferential voting rights of any series of Preferred Stock from time to time outstanding.

          ii.  Dividends.  Whenever dividends upon the Preferred Stock at the
               ---------
          time outstanding, to the extent of any preference to which such Preferred Stock is entitled, shall have been paid in full or declared and set apart for payment for all past dividend periods, and after the provisions for any sinking or purchase fund or funds for any series of Preferred Stock shall have been complied with, the Board of Directors may declare and pay dividends on the Common Stock, payable in cash, or otherwise, and the holders of Shares of Preferred Stock shall be entitled to share therein to the extent provided in this Certificate of Incorporation.

          iii. Liquidation Rights.   In the event of any liquidation,
               ------------------
          dissolution, or winding up of the Corporation or upon the distribution of the assets of the Corporation, all assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled as provided in this Certificate of Incorporation, shall be divided and distributed to the holders of Common Stock, subject to the provisions of this Certificate of Incorporation that would allow the holders of any series of Preferred Stock to participate in distributions to which the holders of Common Stock are entitled.

B.   PREFERRED STOCK
     ---------------

     1.   Voting Rights.
          -------------

          (a) Except as otherwise expressly provided in the Certificate of Incorporation of the Corporation, or as required by law, the holders of shares of Preferred Stock shall vote together with the Common Stock and all other classes and series of stock of the Corporation entitled to vote together with the Common Stock as a single class on all actions to be taken by the shareholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the largest number of whole shares of Common Stock into which such shares of Preferred Stock could be converted, pursuant to the provisions of paragraph 5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Notwithstanding the foregoing, a holder of Preferred Stock shall not have a vote with respect to any additional shares of Common Stock which are issuable as a result of anti-dilution adjustments set forth in paragraph 5(e)(i)(A) due to the sale or issuance by the Corporation of warrants, options, purchase rights and the like until such time as the shares of Common Stock are actually issued upon exercise of such warrants, options, purchase rights, and the like.

          (b) At any time when shares of any series of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of the Incorporation of the Corporation, and in addition to any other vote required by law or the Certificate of Incorporation of the Corporation, without the written consent of the holders of at least fifty percent (50%) of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate class or, if such amendment would only materially adversely affect any of the rights, preferences, privileges of or limitations provided herein of a series of Preferred Stock, without the vote or written consent of the holders of at least fifty percent (50%) of the then outstanding shares of such series of Preferred Stock (unless the provisions of paragraph 1(b)(iii) apply), given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate series, the Corporation will not:

               (i) Amend its Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of the Preferred Stock or any series thereof. Without limiting the generality of the preceding sentence, the Corporation will not amend its Certificate of Incorporation to:

                      (A) Change the dividend rights of the holders of such
               series of Preferred Stock; or change the relative seniority rights of the holders of such series of Preferred Stock as to the payment of dividends in relation to the holders of any other class or series of capital stock of the Corporation; or

                      (B) Reduce the amount payable to the holders of such
               series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of such series of Preferred Stock in relation to the rights upon liquidation of the holders of any other class or series of capital stock of the Corporation; or

                      (C) Cancel or modify the conversion rights of the holders
               of shares of such series of Preferred Stock provided for in paragraph 5 herein.

               (ii) Increase the authorized number of shares of Preferred Stock or create or increase the authorized number of shares of any additional class or series of shares of the Corporation's capital stock, including any security or obligation convertible into Preferred Stock or any other class or series of stock, unless such class or series of capital stock ranks junior to the Preferred Stock with respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation, or by merger, consolidation or otherwise.

               (iii) Without limiting the generality of the foregoing, the Corporation will not, without the approval of the holders of at least two-thirds of the then outstanding shares of any series of Preferred Stock, voting as a single series, amend its Certificate of Incorporation to:

                      (A) change the relative seniority rights of the holders of such series of Preferred Stock as to the payment of dividends in relation to the holders of any other series of Preferred Stock of the Corporation; or

                      (B) change the relative seniority of the liquidation
               preferences of the holders of such series of Preferred Stock in relation to the rights upon liquidation of the holders of any other series of Preferred Stock of the Corporation.

     2.   No Impairment of Rights.  The Corporation will not, by amendment of
          -----------------------
its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation
(i) will not increase the par value of any shares of stock receivable on the conversion of the Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the conversion of all Preferred Stock from time to time outstanding.

     3.   Dividend Rights.  No cash dividends shall be declared or set aside for
          ---------------
any shares of Preferred Stock except as follows:

          (a)  Series A Convertible Participating Preferred Stock.  From and
               --------------------------------------------------
     after the date of the original issuance of the shares of Series A Convertible Participating Preferred Stock, the holders of the Series A Convertible Participating Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at the simple rate per annum of 6% of $1.00, being the original price for which the shares of Series A Convertible Participating Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series A Convertible Participating Preferred Stock, the "Original Purchase Price" for such series) (the "Series A Accruing Dividends"). The Series A Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Series A Convertible Participating Preferred Stock; provided, however, that the Corporation shall be under no obligation to pay any such Series A Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) upon the liquidation, dissolution or winding-up of the Corporation as provided in Section 4 below, or (iii) upon any redemption of the Series A Convertible Participating Preferred Stock; and

          (b)  Series B Convertible Preferred Stock.  From and after the date of
               ------------------------------------
     the original issuance of the shares of Series B Convertible Preferred Stock, the holders of the Series B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at the simple rate per annum of 6% of $2.75, being the original price for which the shares of Series B Convertible Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series B Convertible Preferred Stock, the "Original Purchase Price" for such series) (the "Series B Accruing Dividends"). The Series B Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Series B Convertible Preferred Stock; provided, however, that the Corporation shall be under no obligation to pay any such Series B Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) upon the liquidation, dissolution or winding-up of the Corporation as provided in
     Section 4 below, or (iii) upon any redemption of the Series B Convertible Preferred Stock; and

          (c)  Series C Convertible Preferred Stock.  From and after the date of
               ------------------------------------
     the original issuance of the shares of Series C Convertible Preferred Stock, the holders of the Series C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at the simple rate per annum of 6% of $4.25, being the original price for which the shares of Series C Convertible Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend reclassification of shares or other similar event affecting Series C Convertible Preferred Stock, the "Original Purchase Price" for such series) (the "Series C Accruing Dividends"). The Series C Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Series C Convertible Preferred Stock; provided, however, that the Corporation shall be under no obligation to pay any such Series C Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) upon the liquidation, dissolution or winding-up of the Corporation as provided in Section 4 below, or (iii) upon any redemption of the Series C Convertible Preferred Stock; and

          (d)  Series D Convertible Preferred Stock.  From and after the date of
               ------------------------------------
     the original issuance of the shares of Series D Convertible Preferred Stock, the holders of the Series D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at the simple rate per annum of 6% of $8.92, being the original price for which the shares of Series D Convertible Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend reclassification of shares or other similar event affecting the Series D Convertible Preferred Stock, the "Original Purchase Price" for such series) (the "Series D Accruing Dividends"). The Series D Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Series D Convertible Preferred Stock; provided, however, that the Corporation shall be under no obligation to pay any such Series D Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) upon the liquidation, dissolution or winding-up of the Corporation as provided in Section 4 below, or (iii) upon any redemption of the Series D Convertible Preferred Stock; and

          (e) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Company) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of the Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends, per share of Preferred Stock, as would have been payable on the largest number of whole shares of Common Stock into which each share of Preferred Stock held by each holder thereof if such Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends; and

          (f) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Company) payable upon any class or series of capital stock of the Corporation other than Common Stock or the Preferred Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Preferred Stock, payable at the same time as such dividend on such other class or series of capital stock in an amount equal to, (i) in the case of any series or class convertible into Common Stock, that dividend, per share of Preferred Stock, as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of Preferred Stock have been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or
     (ii) if such class or series of Capital Stock is not convertible into Common Stock, at a rate per share of each series of Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by the Original Purchase Price for such series.

          (g) Except for the Series A Accruing Dividends, the Series B Accruing Dividends, the Series C Accruing Dividends or the Series D Accruing Dividends and dividends declarable and payable in accordance with paragraphs 3(e) and (f) above, the Company shall not declare and pay a dividend on any series of Preferred Stock unless the same dividend is declared and paid on all series of Preferred Stock.

     4.   Liquidation Rights.
          ------------------

          (a) Subject to the special adjustment provisions for the Series D Convertible Preferred Stock contained in paragraph 5(e)(iv), in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment shall be made or assets distributed to the holders of Common Stock, Series A Convertible Participating Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock or any other class or series of stock which ranks on liquidation, with respect to the right to receive payments upon such liquidation, junior to the Series D Convertible Preferred Stock, the holders of record of shares of Series D Convertible Preferred Stock shall be entitled to receive, at the discretion of each holder, either (i) an amount per share equal to the Original Purchase Price of the Series D Convertible Preferred Stock plus an amount equal to the unpaid Series D Accruing Dividend, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor, or (ii) the number of shares of Common Stock into which such holder's Series D Convertible Preferred Stock are convertible pursuant to paragraph 5 hereof plus an amount equal to the unpaid Series D Accruing Dividend, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor. The aggregate dollar amount to be paid to the holders of Series D Convertible Preferred Stock is referred to as a "Series D Convertible Preferred Liquidation Amount." If the funds available upon liquidation are insufficient to satisfy in full the Series D Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series D Convertible Preferred Stock based on the number of shares held by each.

          (b) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series D Preferred Stock shall have been paid in full the Series D Convertible Preferred Liquidation Amount, before any payment shall be made or any assets distributed to the holders of Common Stock, Series A Convertible Participating Preferred Stock, Series B Convertible Preferred Stock or any other class or series of stock which ranks on liquidations, with respect to the right to receive payments upon such liquidation, junior to the Series C Convertible Preferred Stock, the holders of record of shares of Series C Convertible Preferred Stock shall be entitled to receive, at the discretion of each holder, either (i) an amount per share equal to the Original Purchase Price of the Series C Convertible Preferred Stock plus an amount equal to the unpaid Series C Accruing Dividend, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor, or (ii) the number of shares of Common Stock into which such holder's Series C Convertible Preferred Stock are convertible pursuant to paragraph 5 hereof plus an amount equal to the unpaid Series C Accruing Dividend, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor. The aggregate of such dollar amounts to be paid to the holders of the Series C Convertible Preferred Stock is referred to as the "Series C Convertible Preferred Liquidation Amount". If, after payments to the Series D Convertible Preferred Stock, the funds available upon liquidation are insufficient to satisfy in full the Series C Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution to the holders of Series C Convertible

     Preferred Stock shall be distributed ratably among such holders based on the number of shares held by each.

          (c) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series D Preferred Stock and Series C Preferred Stock shall have been paid in full the Series D Convertible Preferred Liquidation Amount and the Series C Convertible Preferred Liquidation Amount, respectively, before any payment shall be made or any assets distributed to the holders of Common Stock, Series A Convertible Participating Preferred Stock or any other class or series of stock which ranks on liquidations, with respect to the right to receive payments upon such liquidation, junior to the Series B Convertible Preferred Stock, the holders of record of shares of Series B Convertible Preferred Stock shall be entitled to receive, at the discretion of each holder, either (i) an amount per share equal to the Original Purchase Price of the Series B Convertible Preferred Stock plus an amount equal to the unpaid Series B Accruing Dividend, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor, or (ii) the number of shares of Common Stock into which such holder's Series B Convertible Preferred Stock are convertible pursuant to paragraph 5 hereof plus an amount equal to the unpaid Series B Accruing Dividend, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor. The aggregate of such dollar amounts to be paid to the holders of the Series B Convertible Preferred Stock is referred to as the "Series B Convertible Preferred Liquidation Amount". If, after payments to the Series D Convertible Preferred Stock and Series C Convertible Preferred Stock, the funds available upon liquidation are insufficient to satisfy in full the Series B Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution to the holders of Series B Convertible Preferred Stock shall be distributed ratably among such holders based on the number of shares held by each.

          (d) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series D Convertible Preferred Stock, Series C Convertible Preferred Stock and Series B Convertible Preferred Stock shall have been paid in full the Series D Convertible Preferred Liquidation Amount, Series C Convertible Preferred Liquidation Amount and Series B Convertible Preferred Liquidation Amount, respectively, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of stock which ranks on liquidations, with respect to the right to receive payments upon such liquidation, junior to the Series A Convertible Participating Preferred Stock, the holders of record of shares of Series A Convertible Participating Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount per share equal to the Original Purchase Price of the Series A Convertible Participating Preferred Stock, plus an amount equal to the unpaid Series A Accruing Dividend, plus any other declared and unpaid dividends thereon, up to and including the date of payment. The aggregate of such amounts to be paid to the holders of the Series A Convertible Participating Preferred Stock is referred to as the "Series A Convertible Preferred Liquidation Amount". For the purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Participating Preferred Stock with respect to the right to receive payments upon liquidation. If, after payment to the Series D Convertible Preferred Stock, Series C Convertible Preferred Stock and Series B Convertible Preferred Stock, the funds available upon liquidation are insufficient to satisfy in full the Series A Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution to the holders of Series A Convertible Participating Preferred Stock shall be distributed ratably among such holders based on the number of shares held by each.

          (e) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series D Convertible Preferred Stock, Series C Convertible Preferred Stock, Series B Convertible Preferred Stock and Series A Convertible Participating Preferred Stock shall have been paid in full the Series D Convertible Preferred Liquidation Amount, Series C Convertible Preferred Liquidation Amount, the Series B Convertible Preferred Liquidation Amount and the Series A Convertible Preferred Liquidation Amount, respectively, the holders of Series A Convertible Participating Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the remaining net assets of the Corporation available for distribution (with each share of Series A Convertible Participating Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Series A Convertible Participating Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution).

          (f) The merger or consolidation of the Corporation into or with another corporation which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such other corporation or affiliate thereof (other than a merger in which the Corporation is the surviving corporation and which will not result in more than fifty percent (50%) of the capital stock of the Corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such merger), or the sale, conveyance or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this paragraph 4, unless the holders of at least a majority of the then outstanding shares of Preferred Stock elect otherwise by giving notice to the Corporation at least two (2) days before the effective date of such event. If no such notice is given, such event shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph 4(f) and the provisions of paragraph 5(h) shall not apply. The Series D Convertible Preferred Liquidation Amount, Series C Convertible Preferred Liquidation Amount, the Series B Convertible Preferred Liquidation Amount and the Series A Convertible Preferred Liquidation Amount (collectively the "Preferred Stock Liquidation Amounts") shall in all events be paid in cash; provided, however, that if the Preferred Stock Liquidation Amounts are payable in connection with a consolidation or merger of the Corporation, then each holder of Preferred Stock may, at its election, receive payments of its respective

     Preferred Stock Liquidation Amount in the same form of consideration as is payable with respect to the Common Stock. Wherever a distribution provided for in this Section 4 is payable in property other than in cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Company's Board of Directors.

     5.   Conversion Rights.  The holders of the Preferred Stock shall have the
          -----------------
following conversion rights:

          (a)  Conversion.
               -----------

               (i)  Optional Conversion.  Subject to and in compliance with the
                    -------------------
          provisions of this paragraph 5, any shares of the Series A Convertible Participating Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and non-assessable shares (calculated as to each conversion to the nearest smaller whole share) of Common Stock (except that upon any liquidation of the Corporation or redemption of shares of Preferred Stock the right of conversion thereof shall terminate at the close of business on the last business day next preceding the date fixed for payment of the amount distributable on such shares of Preferred Stock). The number of shares of Common Stock to which a holder of shares of a series of Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate for such series (determined as provided in paragraph 5(c)) by the number of shares of Preferred Stock being converted.

               (ii) Conversion Upon Qualified Public Offering.  All outstanding
                    -----------------------------------------
          shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Preferred Stock is convertible pursuant to paragraph 5(a) hereof, immediately prior to the closing of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds are at least $30,000,000 and which is underwritten by a so called "first tier" investment banking firm (a "Qualified Public Offering"). Notice of any such Qualified Public Offering must be delivered to each holder of Preferred Stock at least thirty (30) days in advance of the proposed closing date for such Qualified Public
          Offering.   As soon as practicable following the automatic conversion
          of the Preferred Stock as a result of a Qualified Public Offering the Corporation will give each holder written notice of such conversion.

               (iii)  Automatic Conversion.  All outstanding shares of any
                      --------------------
          series of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such series of Preferred Stock is convertible pursuant to paragraph 5(a) hereof at such time as fewer than 10% of the shares of such series of Preferred Stock as originally issued by the Company remain outstanding. As soon as practicable following the automatic conversion of any series of Preferred Stock pursuant to this paragraph 5(a)(iii), the Corporation will give each holder of such series of Preferred Stock written notice of such conversion.

          (b)  Conversion Procedures.  Upon the occurrence of the conversion
               ---------------------
     specified in paragraphs 5(a)(i), 5(a)(ii) or 5(a)(iii) hereof, each holder of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent designated by the Corporation. Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation (with surety if requested) from any loss incurred by it in connection therewith.

          (c)  Applicable Conversion Rate.  The conversion rate in effect at any
               --------------------------
     time (the "Applicable Conversion Rate") for each series of Preferred Stock shall be the quotient obtained by dividing the Original Purchase Price for such series, by the Applicable Conversion Value for such series, calculated as provided in paragraph 5(d).

          (d)  Applicable Conversion Values.  The Applicable Conversion Value
               ----------------------------
     for each series of Preferred Stock, in effect from time to time shall initially be the Original Purchase Price for such series of Preferred Stock, as adjusted from time to time in accordance with paragraph 5(e) hereof.

          (e)  Adjustments to Applicable Conversion Values.
               -------------------------------------------

               (i)    Upon Sale or Issuance of Common Stock.
                      -------------------------------------

                      (A) If the Corporation shall, while there are any shares
               of any series of Preferred Stock outstanding, issue or sell shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value for such series in effect immediately prior to such issuance or sale, then upon each such issuance or sale, except as hereinafter provided, such Applicable Conversion Values shall be lowered so as to be equal to an amount determined by multiplying such Applicable Conversion Value by a fraction;

                         (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (2) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at such Applicable Conversion Value in effect immediately prior to such issuance, and

                         (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus
                    (2) the number of such additional shares of Common Stock so issued;

               provided, however, in no event will any adjustment be made to the
               --------  -------
               extent it would result in any shares of Common Stock being issued for an amount which is less than the par value of such shares.

                    Upon Sale or Issuance of Warrants, Options or Purchase
                    ------------------------------------------------------
               Rights with Respect to Common Stock - For the purposes of this
               -----------------------------------
               paragraph 5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for any such Common Stock shall be less than the Applicable Conversion Value(s) at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights or convertible or exchangeable securities at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value(s) shall be made under this paragraph 5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value(s) with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value(s) effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value(s) in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, with such additional adjustments as would have been made to that Applicable Conversion Value(s) had the expired or canceled warrants, options, subscriptions or purchase rights not been issued. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Corporation shall be determined as follows:

                         (x) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                         (y) The "Net Consideration Per Share" which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

                    Consideration:  Non-Cash Property - For purposes of this
                    ---------------------------------
               paragraph 5(e)(i), if part or all of the consideration received by the Corporation in connection with the issuance of shares of Common Stock or the issuance of any of the securities described in this paragraph 5(e)(i) consists of consideration other than cash, the Board of Directors of the Corporation shall in its good faith discretion value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Corporation with respect to receipt of such property.

                    This paragraph 5(e)(i)(A) shall not apply and no adjustment in the Applicable Conversion Value shall be made hereunder under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in paragraph 5(e)(iii)).

                    (B) Notwithstanding the foregoing, the following provisions shall apply with respect to the adjustment of the Applicable Conversion Value of the Series A Convertible Participating Preferred Stock pursuant to paragraph 5(e)(i)(A).

                    In the event any holder of shares of Series A Convertible
               Participating Preferred Stock does not participate in a Financing (as defined below) by purchasing its full Basic Amount (as defined below) and (x) the Corporation has fully complied in all respects with its obligations pursuant to Section 14 of the Third Amended and Restated Stockholders Agreement dated April 29, 1999 by and among the Corporation and the other signatories thereto (the "Stockholders Agreement") and (y) the pre-emptive rights of such holder pursuant to Section 14 of the Stockholders Agreement have not been waived at the request of the Corporation by such holder or waived by the holders of the Preferred Stock pursuant to such Section 14, then paragraph 5(e)(i)(A) shall not apply to any shares of Series A Convertible Participating Preferred Stock held by such holder and each share of Series A Convertible Participating Preferred Stock held by such holder shall, immediately prior to such financing, automatically be converted into one share of a new series of Series A Convertible Participating Preferred Stock, such new series to be designated Series A-1, Series A-2, Series A-3 and so on depending upon the order in which such series is created. All new series of Series A Convertible Participating Preferred Stock shall be identical in all respects to the Series A Convertible Participating Preferred Stock (including the right to any previously effective adjustment to the Applicable Conversion Value of such series), except that none of the provisions of paragraph 5(e)(i)(A) shall apply to such new series. Each holder of shares of Series A Convertible Participating Preferred Stock that have been converted into a new series pursuant to this paragraph 5(e)(i)(B) shall, immediately upon written notice from the Corporation surrender to the Corporation at its principal office all certificates for such Series A Convertible Participating Preferred Stock, and the Corporation shall thereupon deliver to such holder a new series of Series A Convertible Participating Preferred Stock. For the purposes of this paragraph 5(e)(i)(B), a holder's "Basic Amount" of a financing shall be its pro-rata share of such financing determined on a Fully Diluted Basis. For purposes of this paragraph 5(e)(i)(B), "Fully Diluted Basis" shall be based on the number of shares of Common Stock into which the shares of Series A Convertible Participating Preferred Stock held by each holder could be converted on the date of such notices, and treating all outstanding shares of Preferred Stock and other outstanding warrants, options and securities of the Corporation convertible into, exercisable or exchangeable for Common Stock as so converted, exercised or exchanged based on the number of shares of Common Stock into which such Preferred Stock and other outstanding warrants, options and securities are then convertible into or exercisable or exchangeable for, subject to proportional reduction by the Board of Directors of the Corporation if the Corporation elects to add additional investors in such financing. A holder's pro-rata share shall at all times bear the same ratio to such financing that the ratio of such holder's Common Stock (as determined on a Fully Diluted Basis) bears to the total number of shares of Common Stock outstanding (as determined on a Fully Diluted Basis). A "Financing" shall mean any transaction, designated as such by the Board of Directors of the Corporation, pursuant to which the Corporation shall have issued any shares of Common Stock, or other securities convertible into, exchangeable or exercisable for shares of Common Stock in which the aggregate consideration to the Corporation shall equal $1,000,000 or more. The provisions of this paragraph 5(e)(i)(B) shall not apply to the issuance of shares of Series B, Series C or Series D Convertible Preferred Stock.

                    (C) Notwithstanding the foregoing, the following provisions shall apply with respect to the adjustment of the Applicable Conversion Value of the Series B Convertible Preferred Stock pursuant to paragraph 5(e)(i)(A).

               In the event any holder of shares of Series B Convertible Preferred Stock does not participate in a Financing (as defined below) by purchasing its full Basic Amount (as defined below) and
               (x) the Corporation has fully complied in all respects with its obligations pursuant to Section 14 of the Stockholders Agreement and (y) the pre-emptive rights of such holder pursuant to Section 14 of the Stockholders Agreement have not been waived at the request of the Corporation by such holder or waived by the holders of the Preferred Stock pursuant to such Section 14, then paragraph 5(e)(i)(A) shall not apply to any shares of Series B Convertible Preferred Stock held by such holder and each share of Series B Convertible Preferred Stock held by such holder shall, immediately prior to such financing, automatically be converted into one share of a new series of Series B Convertible Preferred Stock, such new series to be designated Series B-1, Series B-2, Series B-3 and so on depending upon the order in which such series is created. All new series of Series B Convertible Preferred Stock shall be identical in all respects to the Series B Convertible Preferred Stock (including the right to any previously effective adjustment to the Applicable Conversion Value of such series), except that none of the provisions of paragraph 5(e)(i)(A) shall apply to such new series. Each holder of shares of Series B Convertible Preferred Stock that have been converted into a new series pursuant to this paragraph 5(e)(i)(C) shall, immediately upon written notice from the Corporation surrender to the Corporation at its principal office all certificates for such Series B Convertible Preferred Stock, and the Corporation shall thereupon deliver to such holder a new series of Series B Convertible Preferred Stock. For the purposes of this paragraph 5(e)(i)(C), a holder's "Basic Amount" of a financing shall be its pro-rata share of such financing (determined on a Fully Diluted Basis; for purposes of this paragraph 5(e)(i)(C) "Fully Diluted Basis" shall be based on the number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock held by each holder could be converted on the date of such notices, and treating all outstanding shares of Preferred Stock and other outstanding warrants, options and securities of the Corporation convertible into, exercisable or exchangeable for Common Stock as so converted, exercised or exchanged based on the number of shares of Common Stock into which such Preferred Stock and other outstanding warrants, options and securities are then convertible into or exercisable or exchangeable for), subject to proportional reduction by the Board of Directors of the Corporation if the Corporation elects to add additional investors in such financing. A holder's pro-rata share shall at all times bear the same ratio to such financing that the ratio of such holder's Common Stock (as determined on a Fully Diluted Basis) bears to the total number of shares of Common Stock outstanding (as determined on a Fully Diluted Basis). A "Financing" shall mean any transaction, designated as such by the Board of Directors of the Corporation, pursuant to which the Corporation shall have issued any shares of Common Stock, or other securities convertible into, exchangeable or exercisable for shares of Common Stock in which the aggregate consideration to the Corporation shall equal $1,000,000 or more. The provisions of this paragraph 5(e)(i)(C) shall not apply to the issuance of shares of Series B, Series C or Series D Convertible Preferred Stock.

                    (D) Notwithstanding the foregoing, the following provisions shall apply with respect to the adjustment of the Applicable Conversion Value of the Series C Convertible Preferred Stock pursuant to paragraph 5(e)(i)(A).

               In the event any holder of shares of Series C Convertible Preferred Stock does not participate in a Financing (as defined below) by purchasing its full Basic Amount (as defined below) and
               (x) the Corporation has fully complied in all respects with its obligations pursuant to Section 14 of the Stockholders Agreement and (y) the pre-emptive rights of such holder pursuant to Section 14 of the Stockholders Agreement have not been waived at the request of the Corporation by such holder or waived by the holders of the Preferred Stock pursuant to such Section 14, then paragraph 5(e)(i)(A) shall not apply to any shares of Series C Convertible Preferred

               Stock held by such holder and each share of Series C Convertible Preferred Stock held by such holder shall, immediately prior to such financing, automatically be converted into one share of a new series of Series C Convertible Preferred Stock, such new series to be designated Series C-1, Series C-2, Series C-3 and so on depending upon the order in which such series is created. All new series of Series C Convertible Preferred Stock shall be identical in all respects to the Series C Convertible Preferred Stock (including the right to any previously effective adjustment to the Applicable Conversion Value of such series), except that none of the provisions of paragraph 5(e)(i)(A) shall apply to such new series. Each holder of shares of Series C Convertible Preferred Stock that have been converted into a new series pursuant to this paragraph 5(e)(i)(D) shall, immediately upon written notice from the Corporation surrender to the Corporation at its principal office all certificates for such Series C Convertible Preferred Stock, and the Corporation shall thereupon deliver to such holder a new series of Series C Convertible Preferred Stock. For the purposes of this paragraph 5(e)(i)(D), a holder's "Basic Amount" of a financing shall be its pro-rata share of such financing (determined on a Fully Diluted Basis; for purposes of this paragraph 5(e)(i)(D) "Fully Diluted Basis" shall be based on the number of shares of Common Stock into which the shares of Series C Convertible Preferred Stock held by each holder could be converted on the date of such notices, and treating all outstanding shares of Preferred Stock and other outstanding warrants, options and securities of the Corporation convertible into, exercisable or exchangeable for Common Stock as so converted, exercised or exchanged based on the number of shares of Common Stock into which such Preferred Stock and other outstanding warrants, options and securities are then convertible into or exercisable or exchangeable for), subject to proportional reduction by the Board of Directors of the Corporation if the Corporation elects to add additional investors in such financing. A holder's pro-rata share shall at all times bear the same ratio to such financing that the ratio of such holder's Common Stock (as determined on a Fully Diluted Basis) bears to the total number of shares of Common Stock outstanding (as determined on a Fully Diluted Basis). A "Financing" shall mean any transaction, designated as such by the Board of Directors of the Corporation, pursuant to which the Corporation shall have issued any shares of Common Stock, or other securities convertible into, exchangeable or exercisable for shares of Common Stock in which the aggregate consideration to the Corporation shall equal $1,000,000 or more. The provisions of this paragraph 5(e)(i)(D) shall not apply to the issuance of shares of Series C or Series D Convertible Preferred Stock.

                    (E) Notwithstanding the foregoing, the following provisions shall apply with respect to the adjustment of the Applicable Conversion

               Value of the Series D Convertible Preferred Stock pursuant to paragraph 5(e)(i)(A).

               In the event any holder of shares of Series D Convertible Preferred Stock does not participate in a Financing (as defined below) by purchasing its full Basic Amount (as defined below) and
               (x) the Corporation has fully complied in all respects with its obligations pursuant to Section 14 of the Stockholders Agreement and (y) the pre-emptive rights of such holder pursuant to Section 14 of the Stockholders Agreement have not been waived at the request of the Corporation by such holder or waived by the holders of the Preferred Stock pursuant to such Section 14, then paragraph 5(e)(i)(A) shall not apply to any shares of Series D Convertible Preferred Stock held by such holder and each share of Series D Convertible Preferred Stock held by such holder shall, immediately prior to such financing, automatically be converted into one share of a new series of Series D Convertible Preferred Stock, such new series to be designated Series D-1, Series D-2, Series D-3 and so on depending upon the order in which such series is created. All new series of Series D Convertible Preferred Stock shall be identical in all respects to the Series D Convertible Preferred Stock (including the right to any previously effective adjustment to the Applicable Conversion Value of such series), except that none of the provisions of paragraph 5(e)(i)(A) shall apply to such new series. Each holder of shares of Series D Convertible Preferred Stock that have been converted into a new series pursuant to this paragraph 5(e)(i)(E) shall, immediately upon written notice from the Corporation surrender to the Corporation at its principal office all certificates for such Series D Convertible Preferred Stock, and the Corporation shall thereupon deliver to such holder a new series of Series D Convertible Preferred Stock. For the purposes of this paragraph 5(e)(i)(E), a holder's "Basic Amount" of a financing shall be its pro-rata share of such financing (determined on a Fully Diluted Basis; for purposes of this paragraph 5(e)(i)(E) "Fully Diluted Basis" shall be based on the number of shares of Common Stock into which the shares of Series D Convertible Preferred Stock held by each holder could be converted on the date of such notices, and treating all outstanding shares of Preferred Stock and other outstanding warrants, options and securities of the Corporation convertible into, exercisable or exchangeable for Common Stock as so converted, exercised or exchanged based on the number of shares of Common Stock into which such Preferred Stock and other outstanding warrants, options and securities are then convertible into or exercisable or exchangeable for), subject to proportional reduction by the Board of Directors of the Corporation if the Corporation elects to add additional investors in such financing. A holder's pro-rata share shall at all times bear the same ratio to such financing that the ratio of such holder's Common Stock (as determined on a Fully Diluted Basis) bears to the total number of shares of Common

               Stock outstanding (as determined on a Fully Diluted Basis). A "Financing" shall mean any transaction, designated as such by the Board of Directors of the Corporation, pursuant to which the Corporation shall have issued any shares of Common Stock, or other securities convertible into, exchangeable or exercisable for shares of Common Stock in which the aggregate consideration to the Corporation shall equal $1,000,000 or more. The provisions of this paragraph 5(e)(i)(E) shall not apply to the issuance of shares of Series D Convertible Preferred Stock.

               (ii)   Certain Issues of Common Stock Excepted.  Anything in
                      ---------------------------------------
          paragraph 5(e)(i) to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Applicable Conversion Values as set forth in paragraph 5(e)(i), in the case of
          (w) the issuance of any shares of Common Stock upon conversion of any shares of Preferred Stock, or (x) the issuance or grant of options to purchase up to 3,510,154 shares of Common Stock (included in such number are all options outstanding on the date this paragraph of the Certificate of Incorporation becomes effective or the issuance of shares of Common Stock upon the exercise of any such options which number shall be equitably adjusted on the occurrence of an Extraordinary Common Stock Event, as hereinafter defined, a reclassification, reorganization or similar event affecting the Common Stock) to officers, directors, employees of or consultants to the Corporation, (y) the sale to employees, consultants and directors of shares reacquired by the Company pursuant to transactions described in Sections 5.2(e)(ii) and (iii) of the Series D Convertible Preferred Stock Purchase Agreement dated as of April 29, 1999, by and among the Corporation and the purchasers named therein, and options issued with respect to such reacquired shares, or (z) the issuance of any shares of Common Stock upon the exercise of (i) warrants by Lighthouse Capital Partners, L.P. to purchase up to 24,000 shares of Common Stock (as may be equitably adjusted pursuant to the terms thereof), (ii) warrants by InterVoice, Inc. to purchase up to 494,158 shares of Common Stock (as may be equitably adjusted pursuant to the terms thereof), (iii) warrants by SoundWorks USA, Inc. to purchase up to 20,000 shares of Common Stock or (iv) warrants issued to banks and other financial institutions in connection with any financing arrangements to which the Company is a party which have been approved by a majority of the members of the Board of Directors.

               (iii)  Upon Extraordinary Common Stock Event.  Upon the happening
                      -------------------------------------
           of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value of each series of Preferred Stock shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value of such series by a fraction, (X) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and (Y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value for such series of Preferred Stock. The Applicable Conversion Values, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

               "Extraordinary Common Stock Event" shall mean (x) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (y) the subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (z) the combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (iv) Special Adjustment Provisions for the Series D Convertible
                    ----------------------------------------------------------
          Preferred Stock.
          ---------------

               (A) Notwithstanding anything herein to the contrary, if the closing of a (x) Qualified Public Offering or (y) transaction which is deemed to be a liquidation event pursuant to Section 4(f) regardless of whether a majority of the then outstanding shares of Preferred Stock have elected otherwise pursuant to such Section 4(f) (a "Sale of the Corporation") occurs on or prior to December 31, 2000 and the Target Price (as defined below) is less than $17.84 per share (as equitably adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting the Common Stock), the Applicable Conversion Value for the Series D Convertible Preferred Stock shall be adjusted (as of immediately prior to the closing of such Qualified Public Offering or Sale of the Corporation), if and only to the extent that such Applicable Conversion Value (as adjusted) would result in an Applicable Conversion Rate for the Series D Convertible Preferred Stock which is greater than the Applicable Conversion Rate then in effect, to an amount equal to the greater of
          (a) $6.00 and (b) the product of the Target Price multiplied by fifty percent (50%). For purposes of this Section 5(e)(iv)(A), the Target Price shall mean (x) the public offering price per share of Common Stock as specified on the cover of the final prospectus relating to the Qualified Public Offering plus 7.5% or (y) the price per share to be received by the holders of Common Stock (assuming the conversion of all shares of Preferred Stock) in the event of a Sale of the Corporation.

               (B) Notwithstanding anything herein to the contrary, if the closing of a (x) Qualified Public Offering or (y) Sale of the Corporation occurs after December 31, 2000, the Applicable Conversion Value for the Series D Convertible Preferred Stock shall be adjusted (as of immediately prior to the closing of such Qualified Public Offering or Sale of the Corporation), if and only to the extent that such Applicable Conversion Value (as adjusted) would result in an Applicable Conversion Rate for the Series D Convertible Preferred Stock which is greater than the Applicable Conversion Rate then in effect, to a dollar amount equal to that which would provide to each holder of Series D Convertible

          Preferred Stock a forty percent (40%) internal rate of return, compounded on an annual basis, calculated on an as-if-converted basis and assuming the sale of such shares of Common Stock issuable upon conversion of Series D Convertible Preferred Stock by such holder at the Target Price per share, measured from the date of the initial issuance of the Series D Convertible Preferred Stock to the date of effectiveness with the Securities and Exchange Commission of the registration statement relating to such Qualified Public Offering or the consummation of the Sale of the Corporation, as the case may be; provided, however, that the Applicable Conversion Value for the Series D Preferred Stock shall not be adjusted pursuant to this Section 5(e)(iv)(B) to an amount greater than $8.92 nor less than $6.00. All calculations made pursuant to this Section 5(e)(iv) shall be made in good faith by the Corporation's Board of Directors after consultation with the Corporation's independent public accountants.

          (f)  Dividends.  In the event the Corporation shall make or issue, or
               ---------
     fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or in assets (excluding ordinary cash dividends paid out of retained earnings), then and in each such event, provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in paragraph 5(j)), retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph 5 with respect to the rights of the holders of Preferred Stock.

          (g)  Capital Reorganization or Reclassification.  If the Common Stock
               ------------------------------------------
     issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any series or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this paragraph 5, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph 5), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number or shares of Common Stock into which such share of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

          (h)  Capital Reorganization, Merger or Sale of Assets.  If at any time
               ------------------------------------------------
     or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person (other than an event described in paragraph 4(f), unless the requisite number of holders of Preferred Stock have elected not to treat such event as a liquidation for purposes of such paragraph), then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Preferred Stock shall be entitled to receive upon consummation of such transaction, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of Common Stock issuable upon conversion would have been entitled upon consummation of such capital reorganization, merger, consolidation, or sale, provided that no such provision shall be deemed to constitute the consent of the holders of the Preferred Stock to any such transaction if such consent is required by the Certificate of Incorporation of the Corporation or under applicable law.

          (i)  Certificate as to Adjustments.  In each case of an adjustment or
               -----------------------------
     readjustment of the Applicable Conversion Rate for any series of Preferred Stock, the Corporation will furnish each holder of such series of Preferred Stock with a certificate showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

          (j)  Exercise of Conversion Privilege.  To exercise its conversion
               --------------------------------
     privilege, a holder of Preferred Stock shall surrender the certificate or certificates representing the shares being converted together with a written notice of such conversion to the Corporation at its principal office or to the transfer agent, if any, which has been designated by the Corporation. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Preferred Stock surrendered for the conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Preferred Stock being converted, shall be the "Conversion Date". As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Preferred Stock being converted, (i) such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Preferred Stock in accordance with the provisions of this paragraph 5, and (ii) cash, as provided in paragraph 5(k), in respect of any fraction of a share of Common Stock issuable upon such conversion.
     Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

          (k)  Cash in Lieu of Fractional Shares.  No fractional shares of
               ---------------------------------
     Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Preferred Stock, the Corporation shall pay to the holder of the shares of Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in good faith by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Preferred Stock being converted at any one time by any holder thereof, not upon each share of Preferred Stock being converted.

          (l)  Partial Conversion.  In the event some but not all of the shares
               ------------------
     of Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Preferred Stock which were not converted.

          (m)  Reservation of Shares of Common Stock.  The Corporation shall at
               -------------------------------------
     all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation shall take such corporate action subject to the terms of the Corporation's Certificate of Incorporation and applicable law as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (n)  Issue Tax. The issuance of certificates for shares of Common
               ---------
     Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

          (o)  Closing of Books.  The Corporation will at no time close its
               ----------------
     transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

     6.   Redemption.
          ----------

          (a) The Corporation shall, on or after March 31, 2002, at the written election of the holders of at least a majority of the then outstanding shares of a series of Preferred Stock delivered to the Corporation and specifying the first day on which such shares are to be redeemed, (i) redeem on the date specified by such holders one-third of the shares of the series of Preferred Stock outstanding on the date of such election as provided in paragraph 6(e), (ii) redeem on the first anniversary of such date an additional one-half of the shares of the series of Preferred Stock outstanding on such date as provided in paragraph 6(e) and (iii) redeem on the second anniversary of such date all the remaining shares of the series of Preferred Stock then outstanding on such date as provided in paragraph 6(e) (each such date being herein called a "Redemption Date").

          (b) All shares of Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Redemption Price therefore has been indefeasibly paid in full in cash. If the Corporation for any reason fails to pay the Redemption Price for any shares of Preferred Stock on or prior to the date specified in this paragraph 6, then the unpaid Redemption Price shall thereafter bear interest at the annual rate of 12%, compounded annually until paid.

          (c) The Redemption Price (the "Redemption Price") for each share of each series of Preferred Stock redeemed pursuant to paragraph 6 shall be the sum of the Original Purchase Price for such shares (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to the Preferred Stock) plus (i) the amount of the unpaid Series A Accruing Dividends, Series B Accruing Dividends, Series C Accruing Dividends or Series D Accruing Dividends, as applicable to such shares, and (ii) all other declared but unpaid dividends on such shares up to and including the applicable Redemption Date.

          (d) After receipt of any notice of election pursuant to paragraph 6(a) the Corporation will give written notice by mail, postage prepaid to each holder of record of any series of Preferred Stock to be redeemed, such notice to be addressed to each such holder at its post office address shown by the records of the Corporation, specifying the number of shares to be redeemed, the Redemption Price, and the place and date of such redemption ("Redemption Date"), (which date shall not be a day on which banks in the City of Boston are required or authorized to close) and to be given at least twenty (20) days prior to the Redemption Date; provided, however, that the Corporation's failure to give such notice shall in no way affect its obligation to redeem the shares of Preferred Stock as provided in this paragraph 6. If on or before the Redemption Date, the funds necessary for redemption shall have been deposited with an independent payment agent so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on the Redemption Date, the shares so called for redemption shall no longer be deemed outstanding, any dividends thereon shall cease to accrue, and all rights with respect to such shares, including all conversion rights pursuant to paragraph 5 hereof, shall forthwith cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price applicable to such Preferred Stock without interest thereon. If the holders of different series of Preferred Stock elect redemption under this paragraph 6(d), all the redeemable shares of Preferred Stock are to be redeemed on the Redemption Date, subject to the provisions of paragraph 6(e).

          (e) If the funds of the Corporation legally available for redemption of Preferred Stock on any Redemption Date are insufficient to redeem the total number of Preferred Stock to be redeemed on such Redemption Date, the Corporation shall first redeem such number of shares of Series D Convertible Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of Series D Convertible Preferred Stock according to the respective amounts which would be payable with respect to the full number of Series D Convertible Preferred Stock to be redeemed from such holders on such date as if all such Series D Convertible Preferred Stock were Redeemed in full. Only after the Corporation shall have redeemed in full all shares of Series D Convertible Preferred Stock to be redeemed on such Redemption Date, then the Corporation shall immediately redeem such shares of Series C Convertible Preferred Stock ratably from the holders thereof, to the extent of any funds legally available for redemption of Series C Convertible Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series C Convertible Preferred Stock to be redeemed from them on such date as if all such Series C Convertible Preferred Stock were redeemed in full. Only after the Corporation shall have redeemed in full all shares of Series C Convertible Preferred Stock to be redeemed on such Redemption Date, then the Corporation shall immediately redeem such shares of Series B Convertible Preferred Stock ratably from the holders thereof, to the extent of any funds legally available for redemption of Series B Convertible Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series B Convertible Preferred Stock to be redeemed from them on such date as if all such Series B Convertible Preferred Stock were redeemed in full. Only after the Corporation shall have redeemed in full all shares of Series B Convertible Preferred Stock to be redeemed on such Redemption Date, then the Corporation shall immediately redeem such shares of Series A Convertible Participating Preferred Stock ratably from the holders thereof, to the extent of any funds legally available for redemption of Series A Convertible Participating Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series A Convertible Participating Preferred Stock to be redeemed from them on such date as if all such Series A Convertible Participating Preferred Stock were redeemed in full. Any Preferred Stock not redeemed shall remain
     outstanding.   At any time thereafter when additional funds of the
     Corporation are legally available for the redemption of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such Preferred Stock to be redeemed on such Redemption Date, or such portion thereof for which funds are then available, on the basis set forth above. Any Preferred Stock may be converted by the holder thereof to Common Stock, in accordance with the provisions of the Certificate of Incorporation of the Corporation, at any time prior to the close of business on the last business day next preceding the Redemption Date.

     7.  Notices of Record Date.  In the event of
         ----------------------

          (a) any taking by the Corporation of a record of the holders of any series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any series or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which such action is to be taken.

     FIFTH:  The Corporation is to have perpetual existence.

     SIXTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition and not in limitation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, conferred by the State of Delaware, it is further provided that:

     (a) The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

     (b) After the original or other By-Laws of the Corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation.

     (c) The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

     SEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, indemnify and advance expenses to,
(i) its directors and officers and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section as amended or supplemented (or any successor), provided, however, that except with respect to proceedings to enforce rights to indemnification, the By-Laws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole and absolute discretion. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     EIGHTH:   No director of this Corporation shall be personally liable to the
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as in effect at the time such liability or limitation thereof is determined. No amendment, modification or repeal of this Article shall apply to or have any effect on the liability of alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, modification or repeal. If the General Corporation law of the State of Delaware is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

     NINTH:    Whenever a compromise or arrangement is proposed between this
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such matter as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     TENTH:    From time to time any of the provisions of this Certificate of
Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article.


                 [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer this 29th day of April, 1999.

                              SPEECHWORKS INTERNATIONAL, INC.

                              By:  /s/ Stuart R. Patterson
                                   ------------------------------
                                   Stuart R. Patterson
                                   President and Chief Executive Officer

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                      OF

                        SPEECHWORKS INTERNATIONAL, INC.



     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is SpeechWorks International, Inc.

     2. The original name of the Corporation was Applied Language Technologies, Inc. The date of filing of the original Certificate of Incorporation of the Corporation was July 24, 1995 and the Certificate of Incorporation was restated on April 29, 1999.

     3.   The Restated Certificate of Incorporation is hereby amended by:

     (a) inserting the following paragraph as subsection (iv) of Part A of Article FOURTH thereof:

          "iv.  Reclassification.  Upon the effectiveness of this Certificate of
                ----------------
     Amendment, every two shares of Common Stock outstanding or held by the Corporation in its treasury shall be changed and reclassified into three shares of Common Stock, $0.001 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock of the Corporation."

     (b) striking out Section 5(e)(ii) of Part B of Article FOURTH thereof and by substituting in lieu of said Section 5(e)(ii) of Article FOURTH the following new Section 5(e)(ii):

          "(ii) Certain Issues of Common Stock Excepted.  Anything in paragraph
                ---------------------------------------
     5(e)(i) to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Applicable Conversion Values as set forth in paragraph 5(e)(i), in the case of (w) the issuance of any shares of Common Stock upon conversion of any shares of Preferred Stock, or (x) the issuance or grant of options to purchase up to 4,716,951 shares of Common Stock (included in such number are all options outstanding on the date this paragraph of the Certificate of Incorporation becomes effective or the issuance of shares of Common Stock upon the exercise of any such options which number shall be equitably adjusted on the occurrence of an Extraordinary Common Stock Event, as hereinafter defined, a reclassification, reorganization or similar event affecting the Common Stock) to officers, directors, employees of or consultants to the Corporation, (y) the sale to employees, consultants and directors of shares reacquired by the Company pursuant to transactions described in Sections 5.2(e)(ii) and (iii) of the Series D Convertible Preferred Stock Purchase Agreement dated as of April 29, 1999, by and among the Corporation and the purchasers named therein, and options issued with respect to such reacquired shares, or (z) the issuance of any shares of Common Stock upon the exercise of (i) warrants by Lighthouse Capital Partners, L.P. to purchase up to 24,000 shares of Common Stock (as may be equitably adjusted pursuant to the terms thereof), (ii) warrants by InterVoice, Inc. to purchase up to 494,158 shares of Common Stock (as may be equitably adjusted pursuant to the terms thereof), (iii) warrants by SoundWorks USA, Inc. to purchase up to 20,000 shares of Common Stock or
     (iv) warrants issued to banks and other financial institutions in connection with any financing arrangements to which the Company is a party which have been approved by a majority of the members of the Board of Directors."



                 [remainder of page intentionally left blank]

     4. Pursuant to Section 228(a) of the General Corporation Law of the State of Delaware, the holders of outstanding shares of the Corporation having no less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted, consented to the adoption of the aforesaid amendments without a meeting, without a vote and without prior notice and that written notice of the taking of such actions has been given in accordance with Section 228(d) of the General Corporation Law of the State of Delaware.

     5. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     Signed this 31st day of December, 1999.



                                          /s/ Stuart R. Patterson
                                          ----------------------------
                                          Stuart R. Patterson
                                          President and Chief Executive Officer

           CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                      OF

                        SPEECHWORKS INTERNATIONAL, INC.


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is SpeechWorks International, Inc.

     2. The original name of the Corporation was Applied Language Technologies, Inc. The date of filing of the original Certificate of Incorporation of the Corporation was July 24, 1995 and the Certificate of Incorporation was restated on April 29, 1999 and amended by a Certificate of Amendment filed on January 5, 2000.

     3. The Restated Certificate of Incorporation, as amended, is hereby further amended by deleting Article FOURTH thereof in its entirety and by substituting the following in lieu thereof:

     FOURTH. The total number of shares of all classes of capital stock that the Corporation shall have the authority to issue is 46,791,662 shares, $.00l par value, which shall consist of two classes of stock as follows:

     Common Stock, $.00l par value                       35,000,000 shares
           ("Common Stock")

     Preferred Stock, $.00l par value                    11,791,662 shares

     The Preferred Stock shall consist of five series as follows:

     Series A Convertible Participating Preferred Stock  2,475,000 shares
          ("Series A Convertible Participating
          Preferred Stock")

     Series B Convertible Preferred Stock                2,474,500 shares
          ("Series B Convertible Preferred Stock")

     Series C Convertible Preferred Stock                1,626,092 shares
          ("Series C Convertible Preferred Stock")

     Series D Convertible Preferred Stock                2,671,389 shares

          ("Series D Convertible Preferred Stock")

     Series E Convertible Preferred Stock                2,544,681 shares
          ("Series E Convertible Preferred Stock")

 _____________________________________________________________________________

     The Series A Convertible Participating Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock and the Series E Convertible Preferred Stock are collectively referred to herein as the "Preferred Stock."

     The rights, preferences, privileges and restrictions granted to and imposed upon the various classes and series of stock of the Corporation are as follows:

A.   COMMON STOCK
     ------------

          i.   Voting Rights.  Except as otherwise required by law or this
               -------------
          Certificate of Incorporation, on all matters to be voted on by stockholders of the Corporation each holder of Common Stock shall have one vote in respect of each share of Common Stock held of record by such holder on the books of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together as a single class with holders of Preferred Stock having voting rights, subject to any special or preferential voting rights of any series of Preferred Stock from time to time outstanding.

          ii.  Dividends.  Whenever dividends upon the Preferred Stock at the
               ---------
          time outstanding, to the extent of any preference to which such Preferred Stock is entitled, shall have been paid in full or declared and set apart for payment for all past dividend periods, and after the provisions for any sinking or purchase fund or funds for any series of Preferred Stock shall have been complied with, the Board of Directors may declare and pay dividends on the Common Stock, payable in cash, or otherwise, and the holders of shares of Preferred Stock shall be entitled to share therein to the extent provided in this Certificate of Incorporation.

          iii. Liquidation Rights.   In the event of any liquidation,
               ------------------
          dissolution, or winding up of the Corporation or upon the distribution of the assets of the Corporation, all assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled as provided in this Certificate of Incorporation, shall be divided and distributed to the holders of Common Stock, subject to the provisions of this Certificate of Incorporation that would allow the holders of any series of Preferred Stock to participate in distributions to which the holders of Common Stock are entitled.

B.   PREFERRED STOCK
     ---------------

     1.   Voting Rights.
          -------------

          (a) Except as otherwise expressly provided in this Certificate of Incorporation, or as required by law, the holders of shares of Preferred Stock shall vote together with the Common Stock and all other classes and series of stock of the Corporation entitled to vote together with the Common Stock as a single class on all actions to be taken by the shareholders of the Corporation. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the largest number of whole shares of Common Stock into which such shares of Preferred Stock could be converted, pursuant to the provisions of paragraph 5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Notwithstanding the foregoing, a holder of Preferred Stock shall not have a vote with respect to any additional shares of Common Stock which are issuable as a result of anti-dilution adjustments set forth in paragraph 5(e)(i) due to the sale or issuance by the Corporation of warrants, options, purchase rights and the like until such time as the shares of Common Stock are actually issued upon exercise of such warrants, options, purchase rights, and the like.

          (b) At any time when shares of any series of Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the written consent of the holders of at least fifty percent (50%) of the then outstanding shares of Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate class or, if such amendment would only materially adversely affect any of the rights, preferences, privileges of or limitations provided herein of a series of Preferred Stock, without the vote or written consent of the holders of at least fifty percent (50%) of the then outstanding shares of such series of Preferred Stock (unless the provisions of paragraph 1(b)(iii) apply), given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate series, the Corporation will not:

               (i) Amend this Certificate of Incorporation if such amendment would materially adversely affect any of the rights, preferences, privileges of or limitations provided for herein of the Preferred Stock or any series thereof. Without limiting the generality of the preceding sentence, the Corporation will not amend its Certificate of Incorporation to:

                    (A) change the dividend rights of the holders of such series of Preferred Stock; or change the relative seniority rights of the holders of such series of Preferred Stock as to the payment of dividends in relation to the holders of any other class or series of capital stock of the Corporation; or

                    (B) change the amount payable to the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of such series of Preferred Stock in relation to the rights upon liquidation of the holders of any other class or series of capital stock of the Corporation; or

                    (C) cancel or modify the conversion rights of the holders of shares of such series of Preferred Stock provided for in paragraph 5 herein; or

                    (D) change the percentage vote requirements set forth in
               this paragraph 1(b).

               (ii) Increase the authorized number of shares of Preferred Stock or create or increase the authorized number of shares of any additional class or series of shares of the Corporation's capital stock, including any security or obligation convertible into Preferred Stock or any other class or series of stock, unless such class or series of capital stock ranks junior to the Preferred Stock with respect to the right to receive dividends, the distribution of assets upon liquidation, dissolution or winding up of the Corporation and as to redemption, whether such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation, or by merger, consolidation or otherwise.

               (iii) Without limiting the generality of the foregoing, the Corporation will not, without the approval of the holders of at least two-thirds of the then outstanding shares of any series of Preferred Stock, voting as a single series, amend this Certificate of Incorporation to:

                      (A) change the relative seniority rights of the holders of such series of Preferred Stock as to the payment of dividends in relation to the holders of any other series of Preferred Stock of the Corporation; or

                      (B) change the relative seniority of the liquidation
               preferences of the holders of such series of Preferred Stock in relation to the rights upon liquidation of the holders of any other series of Preferred Stock of the Corporation; or

                      (C) change the relative seniority of the holders of such
               series of Preferred Stock in relation to the rights upon redemption of the holders of any other class or series of capital stock of the Corporation;

     2.   No Impairment of Rights.  The Corporation will not, by amendment of
          -----------------------
this Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Preferred Stock set forth herein, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation
(i) will not increase the par value of any shares of stock receivable on the conversion of the Preferred Stock above the amount payable therefor on such conversion, and (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of stock on the conversion of all Preferred Stock from time to time outstanding.

     3.   Dividend Rights.  No cash dividends shall be declared or set aside for
          ---------------
any shares of Preferred Stock except as follows:

          (a)  Series A Convertible Participating Preferred Stock.  From and
               --------------------------------------------------
     after the date of the original issuance of the shares of Series A Convertible Participating Preferred Stock, the holders of the Series A Convertible Participating Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends per share at the simple rate per annum of 6% of $1.00, being the original price for which the shares of Series A Convertible Participating Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series A Convertible Participating Preferred Stock, the "Original Purchase Price" for such series) (the "Series A Accruing Dividends"). The Series A Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other class or series of capital stock of the Corporation that is junior to the Series A Convertible Participating Preferred Stock with respect to the right to receive dividends; provided, however, that the Corporation shall be under no obligation to pay any such Series A Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) until the liquidation, dissolution or winding-up of the Corporation as provided in Section 4 below, or (iii) until any redemption of the Series A Convertible Participating Preferred Stock; and

          (b)  Series B Convertible Preferred Stock.  From and after the date of
               ------------------------------------
     the original issuance of the shares of Series B Convertible Preferred Stock, the holders of the Series B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends per share at the simple rate per annum of 6% of $2.75, being the original price for which the shares of Series B Convertible Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend, reclassification of shares or other similar event affecting Series B Convertible Preferred Stock, the "Original Purchase Price" for such series) (the "Series B Accruing Dividends"). The Series B Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other class or series of capital stock of the Corporation that is junior to the Series B Convertible Preferred Stock with respect to the right to receive dividends; provided, however, that the Corporation shall be under no obligation to pay any such Series B Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) until the liquidation, dissolution or winding-up of the Corporation as provided in Section 4 below, or (iii) until any redemption of the Series B Convertible Preferred Stock; and

          (c)  Series C Convertible Preferred Stock.  From and after the date of
               ------------------------------------
     the original issuance of the shares of Series C Convertible Preferred Stock, the holders of the

     Series C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends per share at the simple rate per annum of 6% of $4.25, being the original price for which the shares of Series C Convertible Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend reclassification of shares or other similar event affecting Series C Convertible Preferred Stock, the "Original Purchase Price" for such series) (the "Series C Accruing Dividends"). The Series C Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other class or series of capital stock of the Corporation that is junior to the Series C Convertible Preferred Stock with respect to the right to receive dividends; provided, however, that the Corporation shall be under no obligation to pay any such Series C Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) until the liquidation, dissolution or winding-up of the Corporation as provided in
     Section 4 below, or (iii) until any redemption of the Series C Convertible Preferred Stock; and

          (d)  Series D Convertible Preferred Stock.  From and after the date of
               ------------------------------------
     the original issuance of the shares of Series D Convertible Preferred Stock, the holders of the Series D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends per share at the simple rate per annum of 6% of $8.92, being the original price for which the shares of Series D Convertible Preferred Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend reclassification of shares or other similar event affecting the Series D Convertible Preferred Stock, the "Original Purchase Price" for such series) (the "Series D Accruing Dividends"). The Series D Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other class or series of capital stock of the Corporation that is junior to the Series D Convertible Preferred Stock with respect to the right to receive dividends; provided, however, that the Corporation shall be under no obligation to pay any such Series D Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) until the liquidation, dissolution or winding-up of the Corporation as provided in Section 4 below, or (iii) until any redemption of the Series D Convertible Preferred Stock; and

          (e)  Series E Convertible Preferred Stock.  From and after the date of
               ------------------------------------
     the original issuance of the shares of Series E Convertible Preferred Stock, the holders of the Series E Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends per share at the simple rate per annum of 6% of $7.86, being the original price for which the shares of Series E Convertible Preferred

     Stock were initially issued (as equitably adjusted by the Board of Directors for any stock split, stock dividend reclassification of shares or other similar event affecting the Series E Convertible Preferred Stock, the "Original Purchase Price" for such series) (the "Series E Accruing Dividends"). The Series E Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative so that, if such dividends in respect of any previous or current dividend period, at the aforesaid rate, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other class or series of capital stock of the Corporation that is junior to the Series E Convertible Preferred Stock with respect to the right to receive dividends; provided, however, that the Corporation shall be under no obligation to pay any such Series E Accruing Dividends (i) until and when so declared by the Board of Directors, (ii) until the liquidation, dissolution or winding-up of the Corporation as provided in Section 4 below, or (iii) until any redemption of the Series E Convertible Preferred Stock; and

          (f) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Company) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of the Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends, per share of Preferred Stock, as would have been payable on the largest number of whole shares of Common Stock issuable upon conversion of each share of Preferred Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends; and

          (g) In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock or other securities of the Company) payable upon any class or series of capital stock of the Corporation other than Common Stock or the Preferred Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Preferred Stock, payable at the same time as such dividend on such other class or series of capital stock in an amount equal to, (i) in the case of any series or class convertible into Common Stock, that dividend, per share of Preferred Stock, as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of Preferred Stock have been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or
     (ii) if such class or series of Capital Stock is not convertible into Common Stock, at a rate per share of each series of Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such quotient by the Original Purchase Price for such series.

          (h) Except for the Series A Accruing Dividends, the Series B Accruing Dividends, the Series C Accruing Dividends, the Series D Accruing Dividends or the Series E Accruing Dividends and dividends declarable and payable in accordance with paragraphs 3(f) and (g) above, the Company shall not declare and pay a dividend on any series of Preferred Stock unless the same dividend is declared and paid on all series of Preferred Stock. Furthermore, the Corporation shall not declare and pay any Series A Accruing Dividends, Series B Accruing Dividends, Series C Accruing Dividends or Series D Accruing Dividends unless the Series E Accruing Dividends are declared and paid at the same time.

     4.   Liquidation Rights.
          ------------------

          (a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment shall be made or assets distributed to the holders of Common Stock, Series A Convertible Participating Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock or any other class or series of stock which ranks on liquidation, with respect to the right to receive payments upon such liquidation, junior to the Series E Convertible Preferred Stock, the holders of record of shares of Series E Convertible Preferred Stock shall be entitled to receive, at the discretion of each holder, either (i) an amount per share equal to the Original Purchase Price of the Series E Convertible Preferred Stock plus an amount equal to all unpaid Series E Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor, or (ii) the number of shares of Common Stock into which such holder's Series E Convertible Preferred Stock are convertible pursuant to paragraph 5 hereof plus an amount equal to all unpaid Series E Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor. The aggregate dollar amount to be paid to the holders of Series E Convertible Preferred Stock is referred to as the "Series E Convertible Preferred Liquidation Amount." If the funds available upon liquidation are insufficient to satisfy in full the Series E Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series E Convertible Preferred Stock based on the number of shares of Series E Convertible Preferred Stock held by each.

          (b) Subject to the special adjustment provisions for the Series D Convertible Preferred Stock contained in paragraph 5(e)(iv), upon any such voluntary or involuntary liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series E Preferred Stock shall have been paid in full the Series E Convertible Preferred Liquidation Amount, before any payment shall be made or assets distributed to the holders of Common Stock, Series A Convertible Participating Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or any other class or series of stock which ranks on liquidation, with respect to the right to receive payments upon such liquidation, junior to the Series D Convertible Preferred Stock, the holders of record of shares of Series D Convertible Preferred Stock shall be entitled to receive, at the discretion of each holder, either (i) an amount per share equal to the Original Purchase Price of the Series D Convertible Preferred Stock plus an amount equal to the unpaid Series D Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor, or (ii) the number of shares of Common Stock into which such holder's Series D Convertible Preferred Stock are convertible pursuant to paragraph 5 hereof plus an amount equal to the unpaid Series D Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor. The aggregate dollar amount to be paid to the holders of Series D Convertible Preferred Stock is referred to as the "Series D Convertible Preferred Liquidation Amount." If, after payment to the Series E Convertible Preferred Stock, the funds available upon liquidation are insufficient to satisfy in full the Series D Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series D Convertible Preferred Stock based on the number of shares of Series D Convertible Preferred Stock held by each.

          (c) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series E Convertible Preferred Stock and Series D Convertible Preferred Stock shall have been paid in full the Series E Convertible Preferred Liquidation Amount and the Series D Convertible Preferred Liquidation Amount, respectively, before any payment shall be made or any assets distributed to the holders of Common Stock, Series A Convertible Participating Preferred Stock, Series B Convertible Preferred Stock or any other class or series of stock which ranks on liquidations, with respect to the right to receive payments upon such liquidation, junior to the Series C Convertible Preferred Stock, the holders of record of shares of Series C Convertible Preferred Stock shall be entitled to receive, at the discretion of each holder, either (i) an amount per share equal to the Original Purchase Price of the Series C Convertible Preferred Stock plus an amount equal to the unpaid Series C Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor, or (ii) the number of shares of Common Stock into which such holder's Series C Convertible Preferred Stock are convertible pursuant to paragraph 5 hereof plus an amount equal to the unpaid Series C Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor. The aggregate of such dollar amounts to be paid to the holders of the Series C Convertible Preferred Stock is referred to as the "Series C Convertible Preferred Liquidation Amount". If, after payment to the Series E Convertible Preferred Stock and Series D Convertible Preferred Stock, respectively, the funds available upon liquidation are insufficient to satisfy in full the Series C Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution to the holders of Series C Convertible Preferred Stock shall be distributed ratably among such holders based on the number of shares of Series C Convertible Preferred Stock held by each.

          (d) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series E Convertible Preferred Stock, Series D Convertible Preferred Stock and Series C Preferred Stock shall have been paid in full the Series E Convertible Preferred Liquidation Amount, the Series D Convertible Preferred Liquidation Amount and the Series C Convertible Preferred Liquidation Amount, respectively, before any payment shall be made or any assets distributed to the holders of Common Stock, Series A Convertible Participating Preferred Stock or any other class or series of stock which ranks on liquidations, with respect to the right to receive payments upon such liquidation, junior to the Series B Convertible Preferred Stock, the holders of record of shares of Series B Convertible Preferred Stock shall be entitled to receive, at the discretion of each holder, either (i) an amount per share equal to the Original Purchase Price of the Series B Convertible Preferred Stock plus an amount equal to the unpaid Series B Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor, or (ii) the number of shares of Common Stock into which such holder's Series B Convertible Preferred Stock are convertible pursuant to paragraph 5 hereof plus an amount equal to the unpaid Series B Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment, out of the assets of the Corporation legally available therefor. The aggregate of such dollar amounts to be paid to the holders of the Series B Convertible Preferred Stock is referred to as the "Series B Convertible Preferred Liquidation Amount". If, after payment to the Series E Convertible Preferred Stock, Series D Convertible Preferred Stock and Series C Convertible Preferred Stock, respectively, the funds available upon liquidation are insufficient to satisfy in full the Series B Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution to the holders of Series B Convertible Preferred Stock shall be distributed ratably among such holders based on the number of shares of Series B Convertible Preferred Stock held by each.

          (e) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series E Convertible Preferred Stock, Series D Convertible Preferred Stock, Series C Convertible Preferred Stock and Series B Convertible Preferred Stock shall have been paid in full the Series E Convertible Preferred Liquidation Amount, the Series D Convertible Preferred Liquidation Amount, the Series C Convertible Preferred Liquidation Amount and the Series B Convertible Preferred Liquidation Amount, respectively, before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of stock which ranks on liquidations, with respect to the right to receive payments upon such liquidation, junior to the Series A Convertible Participating Preferred Stock, the holders of record of shares of Series A Convertible Participating Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefor, an amount per share equal to the Original Purchase Price of the Series A Convertible Participating Preferred Stock, plus an amount equal to the unpaid Series A Accruing Dividends, plus any other declared and unpaid dividends thereon, up to and including the date of payment. The aggregate of such amounts to be paid to the holders of the Series A Convertible

     Participating Preferred Stock is referred to as the "Series A Convertible Preferred Liquidation Amount". For the purposes hereof, the Common Stock shall rank on liquidation junior to the Series A Convertible Participating Preferred Stock with respect to the right to receive payments upon liquidation. If, after payment to the Series E Convertible Preferred Stock, Series D Convertible Preferred Stock, Series C Convertible Preferred Stock and Series B Convertible Preferred Stock, respectively, the funds available upon liquidation are insufficient to satisfy in full the Series A Convertible Preferred Liquidation Amount, the entire assets of the Corporation available for such distribution to the holders of Series A Convertible Participating Preferred Stock shall be distributed ratably among such holders based on the number of shares of Series A Convertible Participating Preferred Stock held by each.

          (f) Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series E Convertible Preferred Stock, Series D Convertible Preferred Stock, Series C Convertible Preferred Stock, Series B Convertible Preferred Stock and Series A Convertible Participating Preferred Stock shall have been paid in full the Series E Convertible Preferred Liquidation Amount, the Series D Convertible Preferred Liquidation Amount, the Series C Convertible Preferred Liquidation Amount, the Series B Convertible Preferred Liquidation Amount and the Series A Convertible Preferred Liquidation Amount, respectively, the holders of Series A Convertible Participating Preferred Stock shall share ratably with the holders of the outstanding shares of Common Stock in the remaining net assets of the Corporation available for distribution (with each share of Series A Convertible Participating Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Series A Convertible Participating Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution).

          (g) The merger or consolidation of the Corporation into or with another corporation which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such other corporation or affiliate thereof (other than a merger in which the Corporation is the surviving corporation and which will not result in more than fifty percent (50%) of the capital stock of the Corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such capital stock immediately prior to such merger), or the sale, conveyance or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this paragraph 4, unless the holders of at least a majority of the then outstanding shares of Preferred Stock elect otherwise by giving notice to the Corporation at least two (2) days before the effective date of such event. If no such notice is given, such event shall be deemed to be a liquidation, dissolution or winding up for purposes of this paragraph 4(g) and the provisions of paragraph 5(h) shall not apply. The Series E Convertible Preferred Liquidation Amount, the Series D Convertible Preferred Liquidation Amount, the Series C Convertible Preferred Liquidation Amount, the Series B Convertible Preferred

     Liquidation Amount and the Series A Convertible Preferred Liquidation Amount (collectively the "Preferred Stock Liquidation Amounts") shall in all events be paid in cash; provided, however, that if the Preferred Stock Liquidation Amounts are payable in connection with a consolidation or merger of the Corporation, then each holder of Preferred Stock may, at its election, receive payments of its respective Preferred Stock Liquidation Amount in the same form of consideration as is payable with respect to the Common Stock. Wherever a distribution provided for in this Section 4 is payable in property other than in cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Company's Board of Directors.

     5.   Conversion Rights.  The holders of the Preferred Stock shall have the
          -----------------
following conversion rights:

          (a)  Conversion.
               -----------

               (i)  Optional Conversion.  Subject to and in compliance with the
                    -------------------
          provisions of this paragraph 5, any shares of the Series A Convertible Participating Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock or Series E Convertible Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and non-assessable shares (calculated as to each conversion to the nearest whole share) of Common Stock (except that upon any liquidation of the Corporation or redemption of shares of Preferred Stock the right of conversion thereof shall terminate at the close of business on the last business day next preceding the date fixed for payment of the amount distributable on such shares of Preferred Stock). The number of shares of Common Stock to which a holder of shares of a series of Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate for such series (determined as provided in paragraph 5(c)) by the number of shares of Preferred Stock being converted.

               (ii) Conversion Upon Qualified Public Offering.  All outstanding
                    -----------------------------------------
          shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such Preferred Stock is convertible pursuant to paragraph 5(a) hereof, immediately prior to the closing of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds exceed $30,000,000 and which is underwritten by a nationally recognized investment banking firm (a "Qualified Public Offering"). Notice of any such Qualified Public Offering must be delivered to each holder of Preferred Stock at least thirty (30) days in advance of the
          proposed closing date for such Qualified Public Offering.   As soon as
          practicable following the automatic conversion of the Preferred Stock as a result of a Qualified Public Offering the Corporation will give each holder written notice of such conversion.

               (iii)  Automatic Conversion.  All outstanding shares of any
                      --------------------
          series of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or a transfer agent designated by the Corporation into the number of shares of Common Stock into which such series of Preferred Stock is convertible pursuant to paragraph 5(a) hereof at such time as fewer than 10% of the shares of such series of Preferred Stock as originally issued by the Company remain outstanding. As soon as practicable following the automatic conversion of any series of Preferred Stock pursuant to this paragraph 5(a)(iii), the Corporation will give each holder of such series of Preferred Stock written notice of such conversion.

          (b)  Conversion Procedures.  Upon the occurrence of the conversion
               ---------------------
     specified in paragraphs 5(a)(i), 5(a)(ii) or 5(a)(iii) hereof, each holder of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent designated by the Corporation. Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or any such transfer agent or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation (with surety if requested) from any loss incurred by it in connection therewith.

          (c)  Applicable Conversion Rate.  The conversion rate in effect at any
               --------------------------
     time (the "Applicable Conversion Rate") for each series of Preferred Stock shall be the quotient obtained by dividing the Original Purchase Price for such series, by the Applicable Conversion Value for such series, calculated as provided in paragraph 5(d).

          (d)  Applicable Conversion Values.  The Applicable Conversion Value
               ----------------------------
     for each series of Preferred Stock, in effect from time to time shall initially be the Original Purchase Price for such series of Preferred Stock, as adjusted from time to time in accordance with paragraph 5(e) hereof. As of April 7, 2000, after adjustment for the 3-for-2 split of Common Stock effected by the Corporation on January 5, 2000, the Applicable Conversion Value for the Series A Preferred Stock was $0.67, the Applicable Conversion Value for the Series B Preferred Stock was $1.83, the Applicable Conversion Value for the Series C Preferred Stock was $2.84 and the Applicable Conversion Value for the Series D Preferred Stock was $5.95.

          (e)  Adjustments to Applicable Conversion Values.
               -------------------------------------------

               (i)  Upon Sale or Issuance of Common Stock.
                    -------------------------------------

                    If the Corporation shall, while there are any shares of any series of Preferred Stock outstanding, issue or sell shares of its Common Stock without consideration or at a price per share less than the Applicable Conversion Value for such series in effect immediately prior to such issuance or sale, then upon each such issuance or sale, except as hereinafter provided, such Applicable Conversion Values shall be lowered so as to be equal to an amount determined by multiplying such Applicable Conversion Value by a fraction;

                         (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (2) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock so issued would purchase at such Applicable Conversion Value in effect immediately prior to such issuance, and

                         (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus
                    (2) the number of such additional shares of Common Stock so issued;

               provided, however, in no event will any adjustment be made to the
               --------  -------
               extent it would result in any shares of Common Stock being issued for an amount which is less than the par value of such shares.

                    Upon Sale or Issuance of Warrants, Options or Purchase
                    ------------------------------------------------------
               Rights with Respect to Common Stock - For the purposes of this
               -----------------------------------
               paragraph 5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for any such Common Stock shall be less than the Applicable Conversion Value(s) at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights or convertible or exchangeable securities at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value(s) shall be made under this paragraph 5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value(s) with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value(s) effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value(s) in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, with such additional adjustments as would have been made to that Applicable Conversion Value(s) had the expired or canceled warrants, options, subscriptions or purchase rights not been issued. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Corporation shall be determined as follows:

                         (x) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                         (y) The "Net Consideration Per Share" which may be received by the Corporation shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

                    Consideration:  Non-Cash Property - For purposes of this
                    ---------------------------------
               paragraph 5(e)(i), if part or all of the consideration received by the Corporation in connection with the issuance of shares of Common Stock or the issuance of any of the securities described in this paragraph 5(e)(i) consists of consideration other than cash, the Board of Directors of the Corporation shall in its good faith discretion value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Corporation with respect to receipt of such property.

                    This paragraph 5(e)(i) shall not apply and no adjustment in the Applicable Conversion Value shall be made hereunder under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in paragraph 5(e)(iii)).

               (ii) Certain Issues of Common Stock Excepted.  Anything in
                    ---------------------------------------
          paragraph 5(e)(i) to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Applicable Conversion Values as set forth in paragraph 5(e)(i), in the case of
          (w) the issuance of any shares of Common Stock upon conversion of any shares of Preferred Stock, or (x) the issuance or grant of options to purchase up to 6,280,960 shares of Common Stock (included in such number are all options outstanding on the date this paragraph of the Certificate of Incorporation becomes effective or the issuance of shares of Common Stock upon the exercise of any such options which number shall be equitably adjusted on the occurrence of an Extraordinary Common Stock Event, as hereinafter defined, a reclassification, reorganization or similar event affecting the Common Stock) to officers, directors, employees of or consultants to the Corporation, (y) the sale to employees, consultants and directors of shares reacquired by the Company pursuant to transactions described in Sections 5.2(e)(ii) and (iii) of the Series E Convertible Preferred Stock Purchase Agreement dated as of April 2000, by and among the Corporation and the purchasers named therein, and options issued with respect to such reacquired shares, or (z) the issuance of any shares of Common Stock upon the exercise of (i) warrants by Lighthouse Capital Partners, L.P. to purchase up to 24,000 shares of Common Stock (as may be equitably adjusted pursuant to the terms thereof), (ii) warrants by InterVoice, Inc. to purchase up to 494,158 shares of Common Stock (as may be equitably adjusted pursuant to the terms thereof), (iii) warrants by SoundWorks USA, Inc. to purchase up to 20,000 shares of Common Stock (as may be equitably adjusted pursuant to the terms thereof) or (iv) warrants issued to banks and other financial institutions in connection with any financing arrangements to which the Company is a party which have been approved by a majority of the members of the Board of Directors, provided, however, that when such warrants are issued, the shares of Common Stock issuable upon the exercise of such warrants will not represent more than 10% of the shares of Common Stock then outstanding.

               (iii)  Upon Extraordinary Common Stock Event.  Upon the happening
                      -------------------------------------
          of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value of each series of Preferred Stock shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value of such series by a fraction, (X) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and (Y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value for such series of Preferred Stock. The Applicable Conversion Values, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

               "Extraordinary Common Stock Event" shall mean (x) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (y) the subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (z) the combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (iv)   Special Adjustment Provisions for the Series D Convertible
                      ----------------------------------------------------------
          Preferred Stock.
          ---------------

               (A) Notwithstanding anything herein to the contrary, if the closing of a (x) Qualified Public Offering or (y) transaction which is deemed to be a liquidation event pursuant to Section 4(g) regardless of whether a majority of the then outstanding shares of Preferred Stock have elected otherwise pursuant to such Section 4(g) (a "Sale of the Corporation") occurs on or prior to December 31, 2000 and the Target Price (as defined below) is less than $17.84 per share (as equitably adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting the Common Stock), the Applicable Conversion Value for the Series D Convertible Preferred Stock shall be adjusted (as of immediately prior to the closing of such Qualified Public Offering or Sale of the Corporation), if and only to the extent that such Applicable Conversion Value (as adjusted) would result in an Applicable Conversion Rate for the Series D Convertible Preferred Stock which is greater than the Applicable Conversion Rate then in effect, to an amount equal to the greater of
          (a) $6.00 and (b) the product of the Target Price multiplied by fifty percent (50%). For purposes of this Section 5(e)(iv)(A), the Target Price shall mean (x) the public offering price per share of Common Stock as specified on the cover of the final prospectus relating to the Qualified Public Offering plus 7.5% or (y) the price per share to be received by the holders of Common Stock (assuming the conversion of all shares of Preferred Stock) in the event of a Sale of the Corporation.

               (B) Notwithstanding anything herein to the contrary, if the closing of a (x) Qualified Public Offering or (y) Sale of the Corporation occurs after December 31, 2000, the Applicable Conversion Value for the Series D Convertible Preferred Stock shall be adjusted (as of immediately prior to the closing of such Qualified Public Offering or Sale of the Corporation), if and only to the extent that such Applicable Conversion Value (as adjusted) would result in an Applicable Conversion Rate for the Series D Convertible Preferred Stock which is greater than the Applicable Conversion Rate then in effect, to a dollar amount equal to that which would provide to each holder of Series D Convertible Preferred Stock a forty percent (40%) internal rate of return, compounded on an annual basis, calculated on an as-if-converted basis and assuming the sale of such shares of Common Stock issuable upon conversion of Series D Convertible Preferred Stock by such holder at the Target Price per share, measured from the date of the initial issuance of the Series D Convertible Preferred Stock to the date of effectiveness with the Securities and Exchange Commission of the registration statement relating to such Qualified Public Offering or the consummation of the Sale of the Corporation, as the case may be; provided, however, that the Applicable Conversion Value for the Series D Preferred Stock shall not be adjusted pursuant to this Section 5(e)(iv)(B) to an amount greater than $8.92 nor less than $6.00. All calculations made pursuant to this Section 5(e)(iv) shall be made in good faith by the Corporation's Board of Directors after consultation with the Corporation's independent public accountants.

          (f)  Dividends.  In the event the Corporation shall make or issue, or
               ---------
     fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than shares of Common Stock) or in assets (excluding ordinary cash dividends paid out of retained earnings), then and in each such event, provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in paragraph 5(j)), retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph 5 with respect to the rights of the holders of Preferred Stock.

          (g)  Capital Reorganization or Reclassification.  If the Common Stock
               ------------------------------------------
     issuable upon the conversion of the Preferred Stock shall be changed into the same or different number of shares of any series or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this paragraph 5, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph 5), then and in each such event the holder of each share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number or shares of Common Stock into which such share of Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

          (h)  Capital Reorganization, Merger or Sale of Assets.  If at any time
               ------------------------------------------------
     or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person (other than an event described in paragraph 4(g), unless the requisite number of holders of Preferred Stock have elected not to treat such event as a liquidation for purposes of such paragraph), then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Preferred Stock shall be entitled to receive upon consummation of such transaction, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of Common Stock issuable upon conversion would have been entitled upon consummation of such capital reorganization, merger, consolidation, or sale, provided that no such provision shall be deemed to constitute the consent of the holders of the Preferred Stock to any such transaction if such consent is required by this Certificate of Incorporation or under applicable law.

          (i)  Certificate as to Adjustments.  In each case of an adjustment or
               -----------------------------
     readjustment of the Applicable Conversion Rate for any series of Preferred Stock, the Corporation will furnish each holder of such series of Preferred Stock with a certificate showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

          (j)  Exercise of Conversion Privilege.  To exercise its conversion
               --------------------------------
     privilege, a holder of Preferred Stock shall surrender the certificate or certificates representing the shares being converted together with a written notice of such conversion to the Corporation at its principal office or to the transfer agent, if any, which has been designated by the Corporation. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Preferred Stock surrendered for the conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Preferred Stock being converted or the date of an automatic conversion pursuant to paragraph 5(a)(ii) or paragraph 5(a)(iii) hereof, shall be the "Conversion Date". As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Preferred Stock being converted, (i) such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Preferred Stock in accordance with the provisions of this paragraph 5, and (ii) cash, as provided in paragraph 5(k), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

          (k)  Cash in Lieu of Fractional Shares.  No fractional shares of
               ---------------------------------
     Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Preferred Stock, the Corporation shall pay to the holder of the shares of Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in good faith by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any to make any cash payment in lieu of the issuance of fractional shares shall be based upon the total number of shares of Preferred Stock being converted at any one time by any holder thereof, not upon each share of Preferred Stock being converted.

          (l)  Partial Conversion.  In the event some but not all of the shares
               ------------------
     of Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Preferred Stock which were not converted.

          (m)  Reservation of Shares of Common Stock.  The Corporation shall at
               -------------------------------------
     all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation shall take such corporate action subject to the terms of this Certificate of Incorporation and applicable law as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (n)  Issue Tax. The issuance of certificates for shares of Common
               ---------
     Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

          (o)  Closing of Books.  The Corporation will at no time close its
               ----------------
     transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

     6.   Redemption.
          ----------

          (a) The Corporation shall, on or after March 31, 2002, at the written election of the holders of at least a majority of the then outstanding shares of a series of Preferred Stock delivered to the Corporation (the "Trigger Notice") (i) redeem on the date that is 45 days after the date the Company receives the Trigger Notice one-third of the shares of the series of Preferred Stock outstanding on the date of such Trigger Notice as provided in paragraph 6(e), (ii) redeem on the first anniversary of such date an additional one-half of the shares of the series of Preferred Stock outstanding on such date as provided in paragraph 6(e) and (iii) redeem on the second anniversary of such date all the remaining shares of the series of Preferred Stock then outstanding on such date as provided in paragraph 6(e) (each such date being herein called a "Redemption Date").

          (b) All shares of Preferred Stock which are to be redeemed hereunder shall remain issued and outstanding until the Redemption Price (as defined below) therefore has been indefeasibly paid in full in cash. If the Corporation for any reason fails to pay the Redemption Price for any shares of Preferred Stock on or prior to the date specified in this paragraph 6, then the unpaid Redemption Price shall thereafter bear interest at the annual rate of 12%, compounded annually until paid.

          (c) The Redemption Price (the "Redemption Price") for each share of each series of Preferred Stock redeemed pursuant to paragraph 6 shall be the sum of the Original Purchase Price for such shares (subject to equitable adjustment in the event of any stock dividend, stock split, reclassification of shares or similar event affecting or relating to the Preferred Stock) plus (i) the amount of the unpaid Series A Accruing Dividends, Series B Accruing Dividends, Series C Accruing Dividends, Series D Accruing Dividends or Series E Accruing Dividends, as applicable to such shares, and (ii) all other declared but unpaid dividends on such shares up to and including the applicable Redemption Date.

          (d) Within ten (10) days after receipt of a Trigger Notice pursuant to paragraph 6(a), the Corporation will give written notice by mail, postage prepaid to each holder of record of each series of Preferred Stock, such notice to be addressed to each such holder at its post office address shown by the records of the Corporation, specifying the series of Preferred Stock and number of shares to be redeemed, the Redemption Price, and the place and Redemption Dates of such redemption ("Redemption Notice"). If on or

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

     before the Redemption Date, the funds necessary for redemption shall have been deposited with an independent payment agent so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares of Preferred Stock to be redeemed shall not have been surrendered for cancellation, from and after the close of business on the Redemption Date, the shares so called for redemption shall no longer be deemed outstanding, any dividends thereon shall cease to accrue, and all rights with respect to such shares, including all conversion rights pursuant to paragraph 5 hereof, shall forthwith cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price applicable to such Preferred Stock without interest thereon. Subject to the provisions of paragraph 6(e), if in response to such Redemption Notice, the holders of a majority in interest of any other series of Preferred Stock give notice to the Company at least five days prior to the initial Redemption Date set forth in such Redemption Notice of their election to have their shares of such series of Preferred Stock redeemed on each Redemption Date set forth in such Redemption Notice (an "Election Notice"), all outstanding shares of the series of Preferred Stock referred to in any such Election Notice shall also be redeemed on the Redemption Dates set forth in such Redemption Notice.

          (e) If the funds of the Corporation legally available for redemption of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such Redemption Date, the Corporation shall first redeem such number of shares of Series E Convertible Preferred Stock ratably from the holders thereof to the extent of any funds legally available for redemption of Series E Convertible Preferred Stock according to the respective amounts which would be payable with respect to the full number of Series E Convertible Preferred Stock to be redeemed from such holders on such date as if all such Series E Convertible Preferred Stock were redeemed in full. Only after the Corporation shall have redeemed in full all shares of Series E Convertible Preferred Stock to be redeemed on such Redemption Date, then the Corporation shall immediately redeem such shares of Series D Convertible Preferred Stock ratably from the holders thereof, to the extent of any funds legally available for redemption of Series D Convertible Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series D Convertible Preferred Stock to be redeemed from them on such date as if all such Series D Convertible Preferred Stock were redeemed in full. Only after the Corporation shall have redeemed in full all shares of Series D Convertible Preferred Stock to be redeemed on such Redemption Date, then the Corporation shall immediately redeem such shares of Series C Convertible Preferred Stock ratably from the holders thereof, to the extent of any funds legally available for redemption of Series C Convertible Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series C Convertible Preferred Stock to be redeemed from them on such date as if all such Series C Convertible Preferred Stock were redeemed in full. Only after the Corporation shall have redeemed in full all shares of Series C Convertible Preferred Stock to be redeemed on such Redemption Date, then the Corporation shall immediately redeem such shares of Series B Convertible Preferred Stock ratably from the holders thereof, to the extent of any funds legally available for redemption of Series B Convertible Preferred Stock, according

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

     to the respective amounts which would be payable with respect to the full number of Series B Convertible Preferred Stock to be redeemed from them on such date as if all such Series B Convertible Preferred Stock were redeemed in full. Only after the Corporation shall have redeemed in full all shares of Series B Convertible Preferred Stock to be redeemed on such Redemption Date, then the Corporation shall immediately redeem such shares of Series A Convertible Participating Preferred Stock ratably from the holders thereof, to the extent of any funds legally available for redemption of Series A Convertible Participating Preferred Stock, according to the respective amounts which would be payable with respect to the full number of Series A Convertible Participating Preferred Stock to be redeemed from them on such date as if all such Series A Convertible Participating Preferred Stock were redeemed in full. Any Preferred Stock not redeemed shall remain outstanding. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such Preferred Stock to be redeemed on such Redemption Date, or such portion thereof for which funds are then available, on the basis set forth above. Any Preferred Stock may be converted by the holder thereof to Common Stock, in accordance with the provisions of this Certificate of Incorporation, at any time prior to the close of business on the last business day next preceding the Redemption Date.

     7.   Notices of Record Date.  In the event of
          ----------------------

          (a) any taking by the Corporation of a record of the holders of any class or series of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or series or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event, the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such

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

notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which such action is to be taken.

     4. Pursuant to Section 228(a) of the General Corporation Law of the State of Delaware, the holders of outstanding shares of the Corporation having no less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted, consented to the adoption of the aforesaid amendments without a meeting, without a vote and without prior notice and that written notice of the taking of such actions has been given in accordance with Section 228(d) of the General Corporation Law of the State of Delaware.

     5. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     Signed this _____ day of April, 2000.




                                        ______________________________________
                                        Stuart R. Patterson
                                        President and Chief Executive Officer

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